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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549




                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported):  April 2, 1999



                            BANKBOSTON CORPORATION
            (Exact name of registrant as specified in its charter)



Massachusetts                         1-6522                     04-2471221
(State or other jurisdiction       (Commission                 (IRS Employer
of incorporation)                  File Number)              Identification No.)


100 Federal Street, Boston, Massachusetts                          02110
(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code:  (617) 434-2200

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Item 5.  Other Events.
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    As previously reported in its Current Report on Form 8-K dated March 14,
1999, BankBoston Corporation (the Corporation) has entered into an agreement and plan of merger with Fleet Financial Group, Inc. (Fleet). The financial information included herein and listed under Item 7 below as Exhibit 99(a) presents unaudited pro forma condensed combined financial information for the Corporation and Fleet.

Item 7.  Financial Statements and Exhibits.
-------------------------------------------

(c) Exhibits.

23 Consent of KPMG Peat Marwick LLP with respect to their report on the consolidated financial statements of Fleet Financial Group, Inc. and subsidiaries.

99(a) Unaudited Pro Forma Condensed Combined Balance Sheet for the Corporation and Fleet as of December 31, 1998; and unaudited Pro Forma Condensed Combined Statements of Income for the Corporation and Fleet for the years ended December 31, 1998, 1997 and 1996 (and Notes to unaudited Pro Forma Condensed Combined Financial Statements).

99(b) Fleet Consolidated Balance Sheets at December 31, 1998 and 1997; Fleet Consolidated Statements of Income, Changes in Stockholders' Equity and Cash Flows for the years ended December 31, 1998, 1997 and 1996 (and Notes to Consolidated Financial Statements), incorporated herein by reference to Item 8 of the Fleet Annual Report on Form 10-K for the year ended December 31, 1998 (File No. 1-6366).

99(c) Report of KPMG Peat Marwick LLP dated January 20, 1999 with respect to the consolidated financial statements of Fleet Financial Group, Inc. and subsidiaries at December 31, 1998 and 1997 and for each of the years in the three-year period ended December 31, 1998, incorporated herein by reference to Item 8 of the Fleet Annual Report on Form 10-K for the year ended December 31, 1998 (File No. 1-6366).
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                                  SIGNATURES



    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    BANKBOSTON CORPORATION



Dated:  April 2, 1999               /s/ Robert T. Jefferson
                                    ---------------------------------
                                    Robert T. Jefferson
                                    Comptroller